Exhibit 99.1

Dear Dell Technologies Inc. Holder of Class V Common Stock:

On or about October 23, 2018, we mailed you an Election Form (the “Previous Election Form”) relating to the merger between Dell Technologies Inc. (“Dell Technologies,” “we,” “our” or “us”) and Teton Merger Sub Inc. (“Merger Sub”), a wholly owned subsidiary of Dell Technologies (the “Class V transaction”). The Class V transaction is to be implemented pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of July 1, 2018 (the “Merger Agreement”), between Dell Technologies and Merger Sub. The Previous Election Form gave you the opportunity to elect to receive, as merger consideration for each share of Class V Common Stock that you hold, (1) share consideration of 1.3665 shares of Class C Common Stock of Dell Technologies or (2) $109.00 in cash, without interest, subject to a cap of $9 billion on the aggregate amount of cash consideration.

As you may be aware, on November 14, 2018, Dell Technologies and Merger Sub entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Merger Agreement Amendment” and, together with the Merger Agreement, as it may be further amended from time to time, the “Amended Merger Agreement”). The Merger Agreement Amendment, among other things, (i) increases the maximum amount of cash consideration payable to the holders of our Class V Common Stock in the Class V transaction from $9 billion to $14 billion, (ii) increases the per share cash consideration payable to the holders of the Class V Common Stock electing to receive cash consideration from $109.00, without interest, to $120.00, without interest, and (iii) increases the ratio at which each share of Class V Common Stock may be exchanged from 1.3665 shares of Class C Common Stock to at least 1.5043 shares of Class C Common Stock.

Under the terms and conditions of the Amended Merger Agreement, each holder of Class V Common Stock has the opportunity to elect to receive, as merger consideration for each share of Class V Common Stock that such stockholder owns, (1) “share consideration” of such number of shares of our Class C Common Stock as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus (as defined below) and the accompanying updated Election Form (which will be between 1.5043 and 1.8130) or (2) “cash consideration” of $120.00 in cash, without interest, subject to a cap of $14 billion on the aggregate amount of cash consideration as described in the Supplement to the Proxy Statement/Prospectus. If holders of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash consideration, the elections to receive cash consideration will be subject to proration, and a portion of the consideration such holders requested in cash will instead be received in the form of shares of Class C Common Stock.

In connection with the Merger Agreement Amendment, we have updated the Election Form previously sent to you. The Election Form is enclosed. If you have not already submitted an Election Form or wish to change your election, we urge you to complete this updated Election Form in accordance with the enclosed instructions. If you have previously submitted an Election Form, and you do not wish to change your election, you do not need to do anything further because the increase in the share consideration and the cash consideration pursuant to the Merger Agreement Amendment will automatically apply to your election choices indicated in the Previous Election Form.

In order for your election to be properly made and effective, American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) must RECEIVE, no later than 5:30 p.m., Eastern time, on the eighth trading day following the date on which Dell Technologies issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained (the “Election Deadline”):

(1)	(a) your completed and signed Election Form; and

(b) your completed and signed Internal Revenue Service (“IRS”) Form W-9 enclosed herein or the appropriate IRS Form W-8, as applicable;

AND

(2)

if you are a broker, bank or other nominee and you cannot complete the procedures for book- entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account prior to the Election Deadline, a properly completed Notice of Guaranteed Delivery.

An election with respect to shares of Class V Common Stock held beneficially, including through the Depository Trust Company (“DTC”), must be submitted by the broker, bank or other nominee.

For the avoidance of doubt, if you are not a broker, bank or other nominee, you are not required to transfer your shares to the Exchange Agent in order to make an effective election.

Enclosed is an Election Information Booklet for your reference. Please use the enclosed envelope to return to the Exchange Agent your materials as noted above. Do not send any documents to Dell Technologies.

There is a limited period of time for you to deliver your Election Form and the other documentation specified above. Therefore, we encourage you to submit your Election Form and the other documentation specified above promptly. If you do not make a valid election, you will be deemed to have made an election to receive share consideration with respect to your shares of Class V Common Stock. If you make a valid election (and do not subsequently validly revoke such election) prior to the Election Deadline, the Exchange Agent has advised us that your shares of Class V Common Stock subject to such election may not be transferred after the Election Deadline and prior to the earlier of the closing or the termination of the Class V transaction.

The completion of the Class V transaction is contingent on, among other things, the holders of a majority of the outstanding shares of our Class V Common Stock (excluding shares held by affiliates of Dell Technologies) approving the adoption of the Amended Merger Agreement and an amended and restated certificate of incorporation of Dell Technologies that is described in the Proxy Statement/Prospectus, dated October 19, 2018, that was mailed to stockholders of Dell Technologies on or about October 23, 2018 (the “Proxy Statement/Prospectus”) and the Supplement to the Proxy Statement/Prospectus, dated November 26, 2018 (the “Supplement to the Proxy Statement/Prospectus”), each of which is available for review on the website of the U.S. Securities and Exchange Commission (the “SEC”). You may refer to the registration statement on Form S-4 filed by Dell Technologies with the SEC (File No. 333-226618) (the “Registration Statement”). We expect that the Class V transaction will be completed during the fourth quarter of 2018.

You can find additional information on the Class V transaction, its terms and related transactions in the Proxy Statement/Prospectus and the Supplement to the Proxy Statement/Prospectus. You may refer to the Registration Statement which is available for review on the website of the SEC. The information contained in the Proxy Statement/Prospectus and the Supplement to the Proxy Statement/Prospectus speaks as of October 19, 2018 and November 26, 2018, respectively, and does not reflect subsequent developments. However, the Proxy Statement/Prospectus incorporates by reference subsequent filings with the SEC by Dell Technologies. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement/Prospectus. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in those documents.

If you have any questions regarding the election materials, please call the information agent for the transaction, Innisfree M&A Incorporated, toll free within the United States and Canada at (877) 717-3936. Persons outside the United States and Canada may call +1 (412) 232-3651 and banks, brokers and other financial institutions may call (212) 750-5833 (collect).

Sincerely,

Michael S. Dell

Chairman of the Board and Chief Executive Officer

ELECTION FORM

With respect to shares of Class V Common Stock of Dell Technologies Inc.

ELECTION DEADLINE IS 5:30 P.M., EASTERN TIME, ON THE EIGHTH TRADING DAY FOLLOWING THE DATE ON WHICH DELL TECHNOLOGIES INC. ISSUES A PUBLIC ANNOUNCEMENT THAT THE REQUISITE STOCKHOLDER APPROVALS FOR THE CLASS V TRANSACTION HAVE BEEN OBTAINED

Pursuant to the terms of the Agreement and Plan of Merger, dated as of July 1, 2018 (the “Merger Agreement”), by and among Dell Technologies Inc. (“Dell Technologies”) and Teton Merger Sub Inc., a wholly owned subsidiary of Dell Technologies (“Merger Sub”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 14, 2018, between Dell Technologies and Merger Sub (the “Merger Agreement Amendment” and, together with the Merger Agreement, the “Amended Merger Agreement”), Merger Sub will merge with and into Dell Technologies, with Dell Technologies continuing as the surviving corporation (the “Class V transaction”). Pursuant to the terms of the Amended Merger Agreement, each holder of Class V common stock, par value $0.01 per share, of Dell Technologies (“Class V Common Stock”) has the opportunity to elect to receive, as merger consideration for each share of Class V Common Stock that such stockholder owns, (1) “share consideration” of such number of shares of Class C common stock, par value $0.01 per share, of Dell Technologies (“Class C Common Stock”) as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus (as defined below) (which number of shares will be between 1.5043 and 1.8130) or (2) “cash consideration” of $120.00 in cash, without interest, subject to a cap of $14 billion on the aggregate amount of cash consideration. If holders of shares of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash consideration, the elections to receive cash consideration will be subject to proration, and a portion of the consideration such holders requested in cash will instead be received in the form of shares of Class C Common Stock.

For a full discussion of the Class V transaction, the merger consideration and the effect of this election, see the Proxy Statement/Prospectus, dated October 19, 2018, that was mailed to stockholders of Dell Technologies on or about October 23, 2018 and the Supplement to the Proxy Statement/Prospectus, dated November 26, 2018 (the “Supplement to the Proxy Statement/Prospectus”), that was mailed to stockholders of Dell Technologies on or about November 26, 2018, each of which is available for review on the website of the U.S. Securities and Exchange Commission (the “SEC”). You may refer to the Registration Statement on Form S-4 filed by Dell Technologies with the SEC (File No. 333-226618).

The Election Form, together with a completed and signed Internal Revenue Service (“IRS”) Form W-9 or the appropriate IRS Form W-8, as applicable, AND if you are a broker, bank or other nominee and you cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at the Depository Trust Company (“DTC”) prior to the Election Deadline, a properly completed Notice of Guaranteed Delivery, must, in each case, be RECEIVED by the exchange agent for the Class V transaction, American Stock Transfer & Trust Company, LLC (the “Exchange Agent” or “AST”), no later than 5:30 p.m., Eastern Time, on the eighth trading day following the date on which Dell Technologies issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained (the “Election Deadline”).

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections

DELIVERY INSTRUCTIONS

Please return your properly completed Election Form and associated documentation to AST at the address below. Delivery by overnight courier is recommended. Delivery will be deemed effective only when received by AST.

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

This election governs the merger consideration that you, as a holder of Class V Common Stock of Dell Technologies, will receive if the Class V transaction is consummated. This election may also affect the tax consequences of the Class V transaction to you.

Complete the box(es) in the section entitled “Election Choices” to make an election to receive:

(1)

“share consideration” of such number of shares of Class C Common Stock as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus and below (which will be between 1.5043 and 1.8130) with respect to ALL of your shares of Class V Common Stock;

(2)

“cash consideration” of $120.00 in cash, without interest, with respect to ALL of your shares of Class V Common Stock, subject to proration as provided in the Amended Merger Agreement and described in the Supplement to the Proxy Statement/Prospectus; or

(3)

“mixed consideration” comprised of cash consideration with respect to SOME of your shares of Class V Common Stock, subject to proration as provided in the Amended Merger Agreement and described in the Supplement to the Proxy Statement/Prospectus, and share consideration with respect to the REMAINDER of your shares of Class V Common Stock.

If no box is checked, you will be deemed to have made an election to receive “share consideration” with respect to ALL of your shares of Class V Common Stock. If you make a valid election (and do not subsequently validly revoke such election) prior to the Election Deadline, the Exchange Agent has advised us that your shares of Class V Common Stock subject to such election may not be transferred after the Election Deadline and prior to the earlier of the closing or the termination of the Class V transaction.

In the event that all holders of Class V Common Stock make, or are deemed to have made, elections to receive share consideration by the Election Deadline, each share of Class V Common Stock will be exchanged at the minimum exchange ratio of 1.5043 shares of Class C Common Stock.

In the event that not all holders of Class V Common Stock make, or are deemed to have made, elections to receive share consideration by the Election Deadline, then the minimum exchange ratio will be increased by the exchange ratio adjustment, which amount will be a number of shares equal to (a) 0.01998 multiplied by (b) the lesser of (x) $15.45 and (y) the amount (which may be zero but, for the avoidance of doubt, not less than zero) by which the DVMT Trading Price is less than $120.00 multiplied by (c) the lesser of (x) 1.0 and (y) a fraction (i) the numerator of which is equal to the aggregate amount of cash elections as of the Election Deadline (without giving effect to any transfers of shares of Class V Common Stock which occur after the Election Deadline) and (ii) the denominator of which is equal to $14 billion, provided that the exchange ratio adjustment will not exceed 0.3087. In the event that the maximum amount of the exchange ratio adjustment is applicable, each share of Class V Common Stock will be exchanged at the maximum exchange ratio of 1.8130. The applicable exchange ratio generally will increase as the aggregate amount of cash elections increases and as the DVMT Trading Price decreases, subject to the maximum exchange ratio.

The “DVMT Trading Price” is the 17-day aggregate volume-weighted average price per share of Class V Common Stock on the NYSE (as reported on Bloomberg) for a period of 17 consecutive trading days ending on the date of the Election Deadline.

Holders of Class V Common Stock will not know the applicable exchange ratio at the time they make their election because the applicable exchange ratio is dependent upon the aggregate amount of cash elections made by holders of Class V Common Stock and the DVMT Trading Price, neither of which will be known prior to the Election Deadline. However, beginning on the eighth trading day prior to the date of Dell Technologies’ special meeting of stockholders, Dell Technologies expects to make publicly available on its website each day unofficial estimates of the aggregate amount of cash elections and share elections as of 5:30 p.m., New York City time, on the trading day prior to such publication that are based on preliminary reports from the Exchange Agent, in order to provide Class V stockholders with the most recent information available. However, you should exercise caution in relying on these numbers, since they may not reflect the elections of large Class V stockholders whose elections may not be made until late in the process, and whose elections may significantly impact the aggregate amount of cash elections and share elections and, thereby, the final exchange ratio.

Step 1. ELECTION. I hereby elect to receive the following as consideration for my shares of Class V Common Stock:

ELECTION CHOICES

SHARE CONSIDERATION (at least 1.5043 but not more than 1.8130 shares of Class C Common Stock per share of Class V Common Stock as determined by the application of the exchange ratio described above)

☐

Mark this box to elect to receive share consideration with respect to ALL of your shares of Class V Common Stock. Shares of Class C Common Stock will be issued in non-certificated book-entry form via a Direct Registration System® (DRS) stock distribution statement.

CASH CONSIDERATION ($120.00 in cash, without interest, subject to proration as described below, per share of Class V Common Stock)

☐	Mark this box to elect to receive cash consideration with respect to ALL of your shares of Class V Common Stock.

MIXED CONSIDERATION (a combination of share consideration and cash consideration)

☐

Mark this box to elect to receive cash consideration with respect to SOME of your shares of Class V Common Stock and share consideration with respect to the REMAINDER of your shares of Class V Common Stock. Please fill in the number of shares for which you would like to make a cash consideration election. You will be deemed to have made an election to receive share consideration with respect to the remainder of your shares of Class V Common Stock.

                     shares to receive cash consideration

YOU WILL BE DEEMED TO HAVE MADE AN ELECTION TO RECEIVE “SHARE CONSIDERATION” IF:

A.	You fail to follow the instructions to this “Election Form” or otherwise fail to make a valid election;

B.

If the following documents are not actually received by the Exchange Agent by the Election Deadline: (1) a completed “Election Form,” together with a completed and signed IRS Form W-9 or the appropriate IRS Form W-8, as applicable, AND (2) if you are a broker, bank or other nominee and you cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at DTC prior to the Election Deadline, a properly completed Notice of Guaranteed Delivery; or

C.	You properly and timely revoke a prior election without making a new election.

For the avoidance of doubt, if you are not a broker, bank or other nominee, you are not required to transfer your shares to the Exchange Agent in order to make an effective election.

Shares of Class C Common Stock will be issued in non-certificated book-entry form via a Direct Registration System® (DRS) stock distribution statement.

The Amended Merger Agreement provides that no more than $14 billion of cash consideration, in the aggregate, will be paid to holders of shares of Class V Common Stock in connection with the Class V transaction. If holders of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash, such elections to receive cash consideration will be subject to proration, and a portion of the consideration such holders requested in cash will instead be received in the form of shares of Class C Common Stock, as described in “Update to Election to Receive Class C Common Stock or Cash Consideration—Proration of Aggregate Cash Consideration” beginning on page S-53 of the Supplement to the Proxy Statement/Prospectus. No guarantee can be made that you will receive the amount of cash consideration that you elect.

SHARE DESIGNATION FOR HOLDERS OF MULTIPLE LOTS (OPTIONAL)

If a U.S. Holder of Class V Common Stock holds different lots of Class V Common Stock in more than one book-entry position, in accordance with Treasury Regulation Section 1.358-2(a)(2)(ii), such holder may designate specific shares of Class V Common Stock to be surrendered for cash consideration, if applicable, by attaching instructions to this Election Form with such specific designations. You should consult your tax advisor with respect to the availability and advisability of making such express designations.

In order for your election to be properly made and effective, you must deliver (1) this Election Form, properly completed and signed, together with a completed and signed IRS Form W-9 or the appropriate IRS Form W-8, as applicable, AND (2) if you are a broker, bank or other nominee and you cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at DTC prior to the Election Deadline, a properly completed Notice of Guaranteed Delivery, in each case, to the Exchange Agent at the address listed in the Election Information Booklet, by the Election Deadline.

For the avoidance of doubt, if you are not a broker, bank or other nominee, you are not required to transfer your shares to the Exchange Agent in order to make an effective election.

Do not send your election materials to Dell Technologies.

Step 2. SIGNATURE(S) REQUIRED. Signature of Registered Holder(s) or Agent.

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) in Dell Technologies’ transfer records. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation in a fiduciary or representative capacity or other person, please set forth full title. See Instructions 6, 7, 8 and 9.

By signing below, I represent and warrant as follows:

The undersigned has full power and authority to submit, sell, assign and transfer the above-described shares of Class V Common Stock, free and clear of all liens, restrictions, charges and encumbrances. The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with full power of substitution to exchange shares of Class V Common Stock for shares of Class C Common Stock or cash, as set forth in the Amended Merger Agreement and under “Election Choices” above. All authority herein conferred shall survive the death or incapacity of, and any obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of, the undersigned.

I acknowledge that, until the shares of Class V Common Stock to which this Election Form relates are transferred in accordance with the Amended Merger Agreement, I will not receive any consideration issuable or payable.

Sign and provide your tax identification number on the IRS Form W-9 provided herewith (or the appropriate IRS Form W-8 if you are a non-U.S. holder, a copy of which can be obtained at www.irs.gov). See Instruction 9.

Signature of Owner	Signature of co-owner, if any	Area Code/Phone Number

Step 3. SIGNATURE(S) GUARANTEED (IF REQUIRED). See Instruction 7.

Unless the shares were tendered by the registered holder(s) of the Class V Common Stock, or for the account of a member of a “Signature Guarantee Program,” Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program (an “Eligible Institution”), your signature(s) must be guaranteed by an Eligible Institution.

Authorized Signature	Name of Firm

Address of Firm — Please Print

SPECIAL PAYMENT, ISSUANCE AND DELIVERY FORM

The merger consideration will be issued in the name and to the address provided on the Election Form unless instructions are given in the boxes below.

Special Payment and Issuance Instructions

(See Instructions 7 and 9)

To be completed ONLY if the merger consideration is to be issued to a name that is different from the name of the registered holder(s).

Issue ☐    Check to:

Issue ☐    Shares to:

Name(s):
(Please Print)

Address:

Telephone Number:

Special Delivery Instructions

(See Instruction 8)

To be completed ONLY if the check with respect to merger consideration is to be mailed to an address that is different from the address reflected above.

Name(s):
(Please Print)

Address:

Telephone Number:

If completing this page for Special Payment and Issuance Instructions, you must obtain an Original Medallion Signature Guarantee and apply below.

INSTRUCTIONS

(Please read carefully the instructions below)

1.

Election Deadline: For any election contained herein to be considered, this Election Form, properly completed and signed, must be received by the exchange agent for the merger, American Stock Transfer & Trust Company, LLC (the “Exchange Agent” or “AST”), at the address set forth on the front of this Election Form, no later than 5:30 P.M., Eastern Time, on the eighth trading day following the date on which Dell Technologies issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained (the “Election Deadline”). The Exchange Agent, in its sole discretion, will determine whether any Election Form is received on a timely basis and whether an Election Form has been properly completed.

2.

Prior Elections: Elections properly submitted on the previous version of this Election Form remain in effect unless revoked or changed. If you have already submitted an Election Form, and you do not wish to change your election, you do not need to do anything further because the increase in the share consideration and the cash consideration pursuant to the Merger Agreement Amendment will automatically apply to your election choices indicated in the previous election form.

3.

Revocation or Change of Election Form: Any Election Form may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

4.

Termination of Amended Merger Agreement: In the event of termination of the Amended Merger Agreement, the Exchange Agent will promptly return shares of Class V Common Stock through a book-entry transfer for shares held in street name.

5.

Method of Delivery: Your Election Form, together with Internal Revenue Service (“IRS”) Form W-9 or IRS Form W-8, as applicable, AND, if you are a broker, bank or other nominee and you cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at the Depository Trust Company prior to the Election Deadline, a properly completed Notice of Guaranteed Delivery, must, in each case, be delivered to the Exchange Agent. Do not send them to Dell Technologies. Delivery will be deemed effective only when received. A return envelope is enclosed. Delivery by overnight courier is recommended.

6.

Book Shares/Check Issued in the Same Name: If the shares of Class C Common Stock to be issued and/or the check for the cash payable, as applicable, to the undersigned in the merger are to be issued in the same name as the surrendered shares, the Election Form must be completed and signed exactly as the surrendered shares are registered in Dell Technologies’ transfer records. If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign the Election Form. If any shares are registered in different names, it will be necessary to complete, sign and submit as many separate Election Forms as there are different registrations. Election forms executed by trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary capacity who are not identified as such on the applicable registration must be accompanied by proper evidence of the signing person’s authority to act.

7.

Special Issuance/Payment Instructions: If the check(s) and/or shares of Class C Common Stock are to be made payable to or registered in a name or names other than the name(s) that appear(s) on the surrendered shares, indicate the name(s) and address in the appropriate box. The stockholder(s) named will be considered the record owner(s) and must complete the section entitled “Signatures Required” and the IRS Form W-9 (or the appropriate IRS Form W-8 if you are a non-U.S. holder, a copy of which can be obtained at www.irs.gov).

If the section entitled “Special Issuance/Payment Instructions” is completed, then signatures on this Election Form must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each, an “Eligible Institution”).

If the surrendered shares are registered in the name of a person other than the person signing this Election Form, or if issuance is to be made to a person other than the person signing this Election Form or to a person other than the registered owner(s), then the surrendered shares must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners or names that appear on such stock power(s) or with stock power(s) guaranteed by an Eligible Institution as provided herein.

8.	Special Delivery Instructions: If a check is to be mailed to an address other than that appearing on the “Election Form” indicate the address in this box.

9.

IRS Form W-9: Under the federal income tax laws, a non-exempt stockholder may be subject to backup withholding unless such stockholder provides the appropriate documentation to the Exchange Agent certifying that, among other things, its taxpayer identification number (“TIN”) is correct, or otherwise establishes an exemption. Stockholders should use the enclosed IRS Form W-9 for this purpose. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed IRS Form W-9 instructions for additional guidance on which number to report.

Failure to provide the information on the form may subject the surrendering stockholder to 24% federal income tax withholding on the payment of any cash. The surrendering stockholder must write “applied for” in the space for the TIN if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a stockholder has applied for a TIN and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 24% on all payments to such surrendering stockholder of any cash consideration due for such stockholder’s former shares. Please review the enclosed IRS Form W-9 instructions for additional details of what TIN to give the Exchange Agent.

Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt stockholder should indicate its exempt status on IRS Form W-9. See the enclosed IRS Form W-9 instructions for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from U.S. federal withholding tax and backup withholding, such person must submit an appropriate IRS Form W-8 signed under penalties of perjury attesting to such exempt status. Such form can be obtained from the Exchange Agent.

If you have additional questions after reading these materials, you should contact the information agent for the transaction, Innisfree M&A Incorporated, toll free within the United States and Canada at (877) 717-3936. Persons outside the United States and Canada may call +1 (412) 232-3651 and banks, brokers and other financial institutions may call (212) 750-5833 (collect).

ELECTION INFORMATION BOOKLET

This information booklet is provided to holders of shares of Class V common stock, par value $0.01 per share (the “Class V Common Stock”), of Dell Technologies Inc. (“Dell Technologies”). It answers frequently asked questions, briefly describes your options and provides information and instructions on how to make your election. We urge you to read the instructions to the enclosed Election Form carefully and review the Frequently Asked Questions below, as well as the Proxy Statement/Prospectus, dated October 19, 2018 (the “Proxy Statement/Prospectus”), and the Supplement to the Proxy Statement/Prospectus, dated November 26, 2018 (the “Supplement to the Proxy Statement/Prospectus”), which you received in connection with Dell Technologies’ special meeting of stockholders to be held on December 11, 2018, and each of which is available for review on the website of the U.S. Securities and Exchange Commission. In connection with the Merger Agreement Amendment discussed below, we have updated the Election Form previously sent to you. After reviewing these materials, please complete the Election Form and send it in the enclosed envelope to the exchange agent for the merger, American Stock Transfer & Trust Company, LLC (the “Exchange Agent” or “AST”), if you have not already submitted an Election Form or you wish to change your election. If you have previously submitted an Election Form, and you do not wish to change your election, you do not need to do anything further.

If you have additional questions after reading these materials, you should contact the information agent for the transaction, Innisfree M&A Incorporated, toll free within the United States and Canada at (877) 717-3936. Persons outside the United States and Canada may call +1 (412) 232-3651 and banks, brokers and other financial institutions may call (212) 750-5833 (collect).

The deadline for RECEIPT of your Election Form is 5:30 P.M., Eastern Time, on the eighth trading day following the date on which Dell Technologies issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained (the “Election Deadline”). You may return your Election Form, IRS Form W-9 or IRS Form W-8, as applicable, and Notice of Guaranteed Delivery (if applicable) at any time prior to the Election Deadline.

FREQUENTLY ASKED QUESTIONS

1.	Why have I been sent an Election Form?

On July 1, 2018, Dell Technologies entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Teton Merger Sub Inc., a wholly owned subsidiary of Dell Technologies (“Merger Sub”), pursuant to which Merger Sub will merge with and into Dell Technologies, with Dell Technologies continuing as the surviving corporation (the “Class V transaction”).

On November 14, 2018, Dell Technologies and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment” and, together with the Merger Agreement, the “Amended Merger Agreement”) which is attached as Annex S-A to the Supplement to the Proxy Statement/Prospectus. The Merger Agreement Amendment, among other things, (i) increases the maximum amount of cash consideration payable to the holders of Class V Common Stock in the Class V transaction from $9 billion to $14 billion, (ii) increases the per share cash consideration payable to the holders of the Class V Common Stock electing to receive cash consideration from $109.00, without interest, to $120.00, without interest, and (iii) increases the ratio at which each share of Class V Common Stock may be exchanged from 1.3665 shares of Class C common stock, par value $0.01 per share, of Dell Technologies (“Class C Common Stock”) to at least 1.5043 shares of Class C Common Stock.

Pursuant to the terms of the Amended Merger Agreement, you, as a holder of shares of Class V Common Stock, have the opportunity to elect to receive, as merger consideration for each share of Class V Common Stock that you own:

(1)

“share consideration” of such number of shares of Class C Common Stock as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus and the response to Question 11 below (which will be between 1.5043 and 1.8130); or

(2)

“cash consideration” of $120.00 in cash, without interest, subject to proration as set forth in the Amended Merger Agreement and described in the Supplement to the Proxy Statement/Prospectus and the response to Question 13 below.

In connection with the Merger Agreement Amendment, an updated Election Form is being mailed to each holder of record of shares of Class V Common Stock as of October 18, 2018, the record date for the special meeting of Dell Technologies stockholders to consider the Amended Merger Agreement. The Election Form is to be used to make an election to receive share consideration or cash consideration with respect to your shares of Class V Common Stock. If you also hold shares of Class V Common Stock in “street name” through a bank, brokerage or other nominee, you will receive election instructions from that firm.

2.	What is the Election Form?

The enclosed Election Form lets us know your preferred form of payment of the merger consideration for your shares of Class V Common Stock.

3.	How do I complete the Election Form?

The Election Form is divided into separate sections. Instructions for completing each section are set forth in the Election Form, where applicable. You are entitled to make an election to receive share consideration or an election to receive cash consideration with respect to each of your shares of Class V Common Stock.

When completed, please sign and date the Election Form and send it to AST in the enclosed envelope, together with a completed and signed IRS Form W-9 or IRS Form W-8, as applicable AND, if you are a broker, bank or other nominee and you cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at the Depository Trust Company (“DTC”) prior to the Election Deadline, a properly completed Notice of Guaranteed Delivery. Please see Question 18 for important information concerning the transmittal of your Election Form to AST. Please note that if your shares are held jointly, signatures of all joint owners are required.

Consistent with the terms of the Amended Merger Agreement, the Election Form authorizes the Exchange Agent to take all actions necessary to accomplish the delivery of the shares of Class C Common Stock and/or cash in exchange for your shares of Class V Common Stock.

4.	I already received an Election Form prior to the Merger Agreement Amendment. Why have I been sent a new Election Form, and what happens if I already submitted the Election Form I received previously?

In connection with the Merger Agreement Amendment, we have updated the Election Form previously sent to you to reflect the increases to the consideration for the Class V transaction and the maximum aggregate cash consideration. This updated Election Form also includes a new Election Deadline.

Elections properly submitted on the previous version of the Election Form are valid and will remain in effect unless revoked or changed. If you have already submitted an Election Form, and you do not wish to change your election, you do not need to do anything further because the increase in the share consideration and the cash consideration pursuant to the Merger Agreement Amendment will automatically apply to your election choices indicated in the previous election form. If you have already submitted an Election Form, and you do wish to change your election, you may do so by properly submitting the enclosed updated Election Form.

5.	How do I make an election if I hold my shares through a bank, broker or other nominee?

If you hold your shares of Class V Common Stock through a bank, broker or other nominee, they must make an election for your shares on your behalf in accordance with your instructions. Please instruct them how to exchange your shares by completing the election instructions you receive from them. Please contact your bank, broker or other nominee with any questions.

6.	When is my Election Form due?

Your Election Form must be RECEIVED by the Exchange Agent by the Election Deadline (which is on the eighth trading day following the date on which Dell Technologies issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained). If you hold your shares through a bank, broker or other nominee, you must return your election instructions to your bank, broker or other nominee in time for it to respond by the Election Deadline. Please refer to the instructions provided by your bank, broker or other nominee.

7.	As a broker, bank or nominee, can I provide a Notice of Guaranteed Delivery?

Yes. If you are a broker, bank or other nominee and you cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at DTC prior to the Election Deadline, you can make your election by delivering (1) the Election Form, properly completed and signed, together with a completed and signed IRS Form W-9 or the appropriate IRS Form W-8, as applicable, AND (2) a properly completed Notice of Guaranteed Delivery, in each case, to the Exchange Agent at the address listed in the response to Question 18, by the Election Deadline.

8.	What happens if I do not submit an Election Form, miss the Election Deadline or otherwise fail to make a valid election?

If you do not submit an Election Form, miss the Election Deadline or otherwise fail to make a valid election, you will be deemed to have made an election to receive share consideration and will receive solely shares of Class C Common Stock (other than cash received in lieu of a fractional share of Class C Common Stock).

9.	I have received more than one set of updated election materials related to the Amended Merger Agreement in connection with the election. Do I need to complete them all?

Yes. If you received more than one set of updated election materials following the Merger Agreement Amendment, this indicates that you own shares of Class V Common Stock in more than one manner or in more than one name. For example, you may have shares registered directly with Dell Technologies; you may own shares through a third party, such as a broker; or you may own shares in both single name and joint name. Each set of updated election materials you receive is specific to the manner in which you hold your shares of Class V Common Stock. Failure to properly complete an Election Form and properly submit the Election Form by the Election Deadline means that no valid election will be made with respect to the shares to which that Election Form applies, and you will be deemed to have made an election to receive share consideration with respect to such shares.

10.	Under the terms of the Amended Merger Agreement, what will I receive in exchange for my shares of Class V Common Stock upon completion of the Class V transaction?

You may, for the shares of Class V Common Stock that you own, elect to receive:

•

“share consideration” of such number of shares of Class C Common Stock as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus and the response to Question 11 below (which will be between 1.5043 and 1.8130) per share of Class V Common Stock;

•

“cash consideration” of $120.00 in cash, without interest, subject to proration as described Supplement to the Proxy Statement/Prospectus and the response to Question 13 below, per share of Class V Common Stock; or

•	“mixed consideration” of cash consideration with respect to SOME of your shares of Class V Common Stock and share consideration with respect to the REMAINDER of your shares of Class V Common Stock.

The total amount of cash payable in the Class V transaction is limited to $14 billion. If holders of shares of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash, holders making cash elections will be subject to proration as set forth in the Amended Merger Agreement and described in the Supplement to the Proxy Statement/Prospectus and the response to Question 13 below.

11.	How will the applicable share consideration exchange ratio be calculated?

In the event that all holders of Class V Common Stock make, or are deemed to have made, elections to receive share consideration by the Election Deadline, each share of Class V Common Stock will be exchanged at the minimum exchange ratio of 1.5043 shares of Class C Common Stock.

In the event that not all holders of Class V Common Stock make, or are deemed to have made, elections to receive share consideration by the Election Deadline, then the minimum exchange ratio will be increased by the exchange ratio adjustment, which amount will be a number of shares equal to (a) 0.01998 multiplied by (b) the lesser of (x) $15.45 and (y) the amount (which may be zero but, for the avoidance of doubt, not less than zero) by which the DVMT Trading Price is less than $120.00 multiplied by (c) the lesser of (x) 1.0 and (y) a fraction (i) the numerator of which is equal to the aggregate amount of cash election as of the Election Deadline (without giving effect to any transfers of shares of Class V Common Stock which occur after the Election Deadline) and (ii) the denominator of which is equal to $14 billion, provided that the exchange ratio adjustment will not exceed 0.3087. In the event that the full amount of the exchange ratio adjustment is applicable, each share of Class V Common Stock will be exchanged at the maximum exchange ratio of 1.8130. The applicable exchange ratio generally will increase as the aggregate amount of cash elections increases and as the DVMT Trading Price decreases, subject to the maximum exchange ratio.

The “DVMT Trading Price” is the 17-day aggregate volume-weighted average price per share of Class V Common Stock on the New York Stock Exchange (as reported on Bloomberg) for a period of 17 consecutive trading days ending on the date of the Election Deadline.

Holders of Class V Common Stock will not know the applicable exchange ratio at the time they make their election because the applicable exchange ratio is dependent upon the aggregate amount of cash elections made by holders of Class V Common Stock and the DVMT Trading Price, neither of which will be known prior to the Election Deadline. However, beginning on the eighth trading day prior to the date of Dell Technologies’ special meeting of stockholders, Dell Technologies expects to make publicly available on its website each day unofficial estimates of the aggregate amount of cash elections and share elections as of 5:30 p.m., New York City time, on the trading day prior to such publication that are based on preliminary reports from the Exchange Agent, in order to provide Class V stockholders with the most recent information available. However, you should exercise caution in relying on these numbers, since they may not reflect the elections of large Class V stockholders whose elections may not be made until late in the process, and whose elections may significantly impact the aggregate amount of cash elections and share elections and, thereby, the final exchange ratio.

The following table illustrates the applicable exchange ratio based on hypothetical DVMT Trading Prices, assuming holders of Class V Common Stock elect in the aggregate to receive the cash consideration shown in the first column.

Exchange ratio:

Aggregate Cash Election Amount (in billions)	Illustrative DVMT Trading Price
	$120.00	$118.00	$116.00	$114.00	$112.00	$110.00	$108.00	$106.00	$104.55
$0.0	1.5043	1.5043	1.5043	1.5043	1.5043	1.5043	1.5043	1.5043	1.5043
$2.0	1.5043	1.5100	1.5157	1.5214	1.5271	1.5328	1.5386	1.5443	1.5484
$4.0	1.5043	1.5157	1.5271	1.5386	1.5500	1.5614	1.5728	1.5842	1.5925
$6.0	1.5043	1.5214	1.5386	1.5557	1.5728	1.5899	1.6071	1.6242	1.6366
$8.0	1.5043	1.5271	1.5500	1.5728	1.5956	1.6185	1.6413	1.6641	1.6807
$10.0	1.5043	1.5328	1.5614	1.5899	1.6185	1.6470	1.6756	1.7041	1.7248
$12.0	1.5043	1.5386	1.5728	1.6071	1.6413	1.6756	1.7098	1.7441	1.7689
$14.0	1.5043	1.5443	1.5842	1.6242	1.6641	1.7041	1.7441	1.7840	1.8130

12.	Do I have to make the same election with respect to all of the shares of Class V Common Stock that I own?

No. You may specify the number of shares of Class V Common Stock with respect to which you desire to receive share consideration and the number of shares of Class V Common Stock with respect to which you desire to receive cash consideration. For any shares of Class V Common Stock held by you that are not covered by a validly submitted Election Form, you will be deemed to have made an election to receive share consideration and will receive solely shares of Class C Common Stock (other than cash received in lieu of a fractional share of Class C Common Stock).

13.	Am I guaranteed to receive what I ask for on the Election Form?

There is no assurance that a holder of shares of Class V Common Stock that has made a valid election to receive solely cash consideration or mixed consideration will receive the form or combination of consideration elected with respect to the shares of Class V Common Stock held by such stockholder. The Amended Merger Agreement provides that no more than $14 billion of cash consideration, in the aggregate, will be paid to holders of shares of Class V Common Stock in connection with the Class V transaction. If holders of shares of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash, such elections to receive cash consideration will be subject to proration, and a portion of the consideration such holders requested in cash will instead be received in the form of shares of Class C Common Stock, as described in “Update to Election to Receive Class C Common Stock or Cash Consideration—Proration of Aggregate Cash Consideration” beginning on page S-53 of the Supplement to the Proxy Statement/Prospectus.

If a holder of shares of Class V Common Stock has made a valid election to receive solely share consideration and the Class V transaction is completed, the holder will be guaranteed to receive only shares of Class C Common Stock (other than cash received in lieu of a fractional share of Class C Common Stock).

14.	Will I receive any fractional shares?

No. No fractional shares of Class C Common Stock will be delivered in the Class V transaction. Instead, you will be entitled to receive cash, without interest, for any fractional share of Class C Common Stock you might otherwise have been entitled to receive, in accordance with the terms of the Amended Merger Agreement. The amount of this cash payment will represent your proportionate interest in the net proceeds from the sale of shares of Class C Common Stock representing all fractional shares conducted by the Exchange Agent on behalf of all affected holders.

15.

What other actions do I need to take to receive the merger consideration and how long how long will it take to receive cash or shares of Class C Common Stock after the effective time of the Class V transaction?

If you have submitted a properly completed and signed Election Form and IRS Form W-9 or the appropriate IRS Form W-8, as applicable, to the Exchange Agent, you are not required to take any other action at or after the effective time of the Class V transaction in order to receive the merger consideration. The cash and/ or shares of Class C Common Stock to which you are entitled will be delivered by the Exchange Agent as soon as practicable after the effective time of the Class V transaction, upon receipt by the Exchange Agent of an “agent’s message” from DTC or an instruction from Dell Technologies.

Shares of Class C Common Stock will be issued in non-certificated book-entry form via a Direct Registration System® (DRS) stock distribution statement.

16.	Will I be able to transfer my shares of Class V Common Stock after the Election Deadline?

If you make a valid election (and do not subsequently validly revoke such election) prior to the Election Deadline, the Exchange Agent has advised us that your shares of Class V Common Stock subject to such election may not be transferred after the Election Deadline and prior to the earlier of the closing or the termination of the Class V transaction.

17.	What are the tax consequences associated with each of the election options?

Different tax consequences may be associated with each of the election options. The tax consequences to you of the Class V transaction will depend on the facts of your own situation. Therefore, you should consult your tax advisor for a full understanding of the tax consequences to you of exchanging your shares of Class V Common Stock for shares of Class C Common Stock, cash or a combination of shares of Class C Common Stock and cash. You can also refer to the general description of tax consequences under the caption, “Material U.S. Federal Income Tax Consequences to U.S. Holders of Class V Common Stock” beginning on page 218 of the Proxy Statement/Prospectus.

18.	How should I send in my signed documents?

An envelope addressed to the Exchange Agent is enclosed with this package. You may use this envelope to return your Election Form and any additional documentation that may be required to make your election complete. If you do not have the envelope, you may send the Election Form and additional documentation to:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

You may send your documentation (using the return envelope provided) registered mail, with return receipt requested. You may also instead choose to send your documentation to the Exchange Agent by an overnight delivery service, which is recommended. Please do not return any documents to Dell Technologies.

19.	Are there any fees associated with the issuance of shares of Class C Common Stock in exchange for shares of Class V Common Stock?

There are no fees associated with the exchange.

20.	How do I change my address on the Election Form?

Mark through any incorrect address information that is printed on the front of the Election Form. Clearly print the correct address in the area beside the printed information. If you would like to receive your merger consideration at a different address than that imprinted on the front of the Election Form, please complete the box entitled “Special Delivery Instructions” on the Election Form.

21.	What do I do if:

(a)	I want to receive a book-entry statement for shares of Class C Common Stock in a name other than the name in which my book-entry statement for Class V Common Stock is registered?

(b)	I want to have my check made payable to someone else?

(c)	The owner or co-owner of the shares is deceased?

Please complete the “Special Issuance/Payment Instructions” in the Election Form in order to transfer the shares or cash to someone else. Please refer to Instruction 7 for additional information.

22.	Will shares of Class V Common Stock continue to trade until the effective date of the Class V transaction?

Yes. Class V Common Stock will continue to trade on the New York Stock Exchange during the election period and until the end of the trading day on the effective date of the Class V transaction. If you sell or transfer your shares of Class V Common Stock prior to the Election Deadline after you have properly made an election, your election with respect to such shares will be automatically revoked. However, if you make a valid election (and do not subsequently validly revoke such election) prior to the Election Deadline, the Exchange Agent has advised us that your shares of Class V Common Stock subject to such election may not be transferred after the Election Deadline and prior to the earlier of the closing or the termination of the Class V transaction.

23.	Can I revoke my election?

At any time prior to the Election Deadline, you may change or revoke your election by submitting written notice to the Exchange Agent accompanied by a properly completed and signed revised Election Form. To revoke an election, a written notice of revocation must be RECEIVED by the Exchange Agent before the Election Deadline and must specify the name of the stockholder having made the election to be revoked and be signed by the stockholder in the same manner as the original signature on the Election Form by which such election was made. Additionally, your election will be automatically revoked if (1) the shares subject to such election are subsequently sold or transferred prior to the Election Deadline or (2) Dell Technologies notifies the Exchange Agent in writing that the Amended Merger Agreement has been terminated without the Class V transaction having been completed. However, after the Election Deadline, your election may not be changed or revoked and the Exchange Agent has advised us that your shares of Class V Common Stock subject to such election may not be transferred.

24.	Who do I call if I have additional questions?

You may contact the information agent for the transaction, Innisfree M&A Incorporated, toll free within the United States and Canada at (877) 717-3936. Persons outside the United States and Canada may call +1 (412) 232-3651 and banks, brokers and other financial institutions may call (212) 750-5833 (collect).

ELECTION INFORMATION

THE RIGHT TO MAKE AN ELECTION WILL EXPIRE IF AN ELECTION FORM IS NOT RECEIVED BY THE EXCHANGE AGENT BY 5:30 P.M., EASTERN TIME, ON THE EIGHTH TRADING DAY FOLLOWING THE DATE ON WHICH DELL TECHNOLOGIES INC. ISSUES A PUBLIC ANNOUNCEMENT THAT THE REQUISITE STOCKHOLDER APPROVALS FOR THE CLASS V TRANSACTION HAVE BEEN OBTAINED (THE “ELECTION DEADLINE”).

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

On July 1, 2018, Dell Technologies Inc. (“Dell Technologies”) entered into an Agreement and Plan of Merger with Teton Merger Sub Inc. (“Merger Sub”), a wholly owned subsidiary of Dell Technologies (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Dell Technologies, with Dell Technologies continuing as the surviving corporation (the “Class V transaction”). On or about October 23, 2018, Dell Technologies mailed you an Election Form, which gave holders of Class V common stock, par value $0.01 per share, of Dell Technologies (the “Class V Common Stock”), the opportunity to elect to receive, as merger consideration for each share of Class V Common Stock that such stockholder holds, (1) share consideration of 1.3665 shares of Class C common stock, par value $0.01 per share, of Dell Technologies (the “Class C Common Stock”) or (2) $109.00 in cash, without interest, subject to a cap of $9 billion on the aggregate amount of cash consideration.

On November 14, 2018, Dell Technologies and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment” and, together with the Merger Agreement, the “Amended Merger Agreement”). The Merger Agreement Amendment, among other things, (i) increases the maximum amount of cash consideration payable to the holders of Class V Common Stock in the Class V transaction from $9 billion to $14 billion, (ii) increases the per share cash consideration payable to the holders of the Class V Common Stock electing to receive cash consideration from $109.00, without interest, to $120.00, without interest, and (iii) increases the ratio at which each share of Class V Common Stock may be exchanged from 1.3665 shares of Class C Common Stock to at least 1.5043 shares of Class C Common Stock.

Pursuant to the terms of the Amended Merger Agreement, you have the opportunity to elect to receive, as merger consideration for the shares of Class V Common Stock that you own, the following, subject to certain limitations:

1.

SHARE CONSIDERATION — such number of shares of Class C Common Stock as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus, dated November 26, 2018 (the “Supplement to the Proxy Statement/Prospectus”) (which number of shares will be between 1.5043 and 1.8130) per share of Class V Common Stock;

2.	CASH CONSIDERATION — $120.00 in cash, without interest, subject to proration as described in the Supplement to the Proxy Statement/Prospectus and below, per share of Class V Common Stock; or

3.	MIXED CONSIDERATION — cash consideration with respect to SOME of your shares of Class V Common Stock and share consideration with respect to the REMAINDER of your shares of Class V Common Stock.

You will be deemed to have made an election to receive “SHARE CONSIDERATION” if:

A.	You fail to follow the instructions to this “Election Form” or otherwise fail to make a valid election;

B.

The exchange agent for the Class V transaction, American Stock Transfer & Trust Company, LLC (the “Exchange Agent” or “AST”), does not actually RECEIVE by the Election Deadline either (1) a completed “Election Form,” together with a completed and signed IRS Form W-9 or the appropriate IRS Form W-8, as applicable, AND (2) if you cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at the Depository Trust Company (“DTC”) prior to the Election Deadline, a properly completed Notice of Guaranteed Delivery; or

C.	You properly and timely revoke a prior election without making a new election.

If no option is chosen on the Election Form, you will be deemed to have made an election to receive “Share Consideration,” and merger consideration will be paid under the terms of Option 1 above. If you make a valid election (and do not subsequently validly revoke such election) prior to the Election Deadline, the Exchange Agent has advised us that your shares of Class V Common Stock subject to such election may not be transferred after the Election Deadline and prior to the earlier of the closing or the termination of the Class V transaction.

The Amended Merger Agreement provides that no more than $14 billion of cash consideration, in the aggregate, will be paid to holders of Class V Common Stock in connection with the Class V transaction. If holders of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash, such elections to receive cash consideration will be subject to proration, and a portion of the consideration such holders requested in cash will instead be received in the form of shares of Class C Common Stock, as described in “Update to Election to Receive Class C Common Stock or Cash Consideration—Proration of Aggregate Cash Consideration” beginning on page S-53 of the Supplement to the Proxy Statement/Prospectus. No guarantee can be made that you will receive the amount of cash consideration that you elect.

For your information and for forwarding to those of your clients for whom you hold shares of Class V Common Stock registered in your name or in the name of your nominee, we are enclosing the following updated documents:

1.	The Election Form Information Booklet regarding the election process for holders of record of Class V Common Stock;

2.

The Election Form, with instructions, that enables a holder of record of Class V Common Stock to make his or her election, including an IRS Form W-9 to certify his or her taxpayer identification/social security number;

3.	The instructions to IRS Form W-9;

4.	A Notice of Guaranteed Delivery; and

5.	A proposed client letter, which you may wish to use to obtain election instructions from your clients.

YOUR PROMPT ACTION IS REQUIRED. PLEASE CONTACT YOUR CLIENTS AS SOON AS POSSIBLE. PLEASE NOTE THAT THE RIGHT TO MAKE AN ELECTION WILL EXPIRE IF AN ELECTION FORM IS NOT RECEIVED BY THE EXCHANGE AGENT BY THE ELECTION DEADLINE.

For an election to be valid, a duly executed and properly completed Election Form, including any required signature guarantees and any other documents, should be submitted to the Exchange Agent in a timely manner and in accordance with the instructions contained in the Election Form. If you as a broker, bank or other nominee cannot complete the procedures for book-entry transfer of the shares of Class V Common Stock into the Exchange Agent’s account at DTC prior to the Election Deadline, you may still make an effective election by following the procedure set forth in the enclosed Notice of Guaranteed Delivery.

No fees or commissions will be payable by Dell Technologies, or any officer, director, stockholder, agent or other representative of Dell Technologies, to any broker, dealer or other person for soliciting surrender of shares pursuant to the election (other than fees paid to AST for services in connection with the election and exchange process). Dell Technologies will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients whose shares are held by you as a nominee or in a fiduciary capacity.

Any inquiries you may have with respect to the election should be addressed to Innisfree M&A Incorporated at (877) 717-3936, toll-free within the United States and Canada. Persons outside the United States and Canada may call +1 (412) 232-3651 and banks, brokers and other financial institutions may call (212) 750-5833 (collect). Additional copies of the enclosed materials may be obtained by contacting AST.

DELL TECHNOLOGIES INC.

Michael S. Dell
Chairman of the Board and Chief Executive Officer

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE THE APPOINTMENT OF YOU OR ANY PERSON AS AN AGENT OF DELL TECHNOLOGIES OR AST OR ANY AFFILIATE OF EITHER OF THE FOREGOING, OR TO AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE ELECTION OTHER THAN THE USE OF THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

ELECTION INFORMATION

THE RIGHT TO MAKE AN ELECTION WILL EXPIRE IF AN ELECTION FORM IS NOT RECEIVED BY THE EXCHANGE AGENT BY 5:30 P.M., EASTERN TIME, ON THE EIGHTH TRADING DAY FOLLOWING THE DATE ON WHICH DELL TECHNOLOGIES INC. ISSUES A PUBLIC ANNOUNCEMENT THAT THE REQUISITE STOCKHOLDER APPROVALS FOR THE CLASS V TRANSACTION HAVE BEEN OBTAINED (THE “ELECTION DEADLINE”).

UNLESS WE HAVE OTHERWISE ADVISED YOU OF AN EARLIER PROCESSING DEADLINE, IT IS IMPERATIVE THAT WE RECEIVE YOUR INSTRUCTIONS BY THE DATE THAT IS THREE BUSINESS DAYS PRIOR TO THE ELECTION DEADLINE IN ORDER TO PROPERLY FULFILL YOUR INSTRUCTIONS.

To Our Clients:

On July 1, 2018, Dell Technologies Inc. (“Dell Technologies”) entered into an Agreement and Plan of Merger with Teton Merger Sub Inc. (“Merger Sub”), a wholly owned subsidiary of Dell Technologies (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Dell Technologies, with Dell Technologies continuing as the surviving corporation (the “Class V transaction”). On or about October 23, 2018, we mailed you an Election Form, which gave you the opportunity to elect to receive, as merger consideration for each share of Class V common stock, par value $0.01 per share, of Dell Technologies (the “Class V Common Stock”) that you hold, (1) share consideration of 1.3665 shares of Class C common stock, par value $0.01 per share, of Dell Technologies (the “Class C Common Stock”) or (2) $109.00 in cash, without interest, subject to a cap of $9 billion on the aggregate amount of cash consideration.

On November 14, 2018, Dell Technologies and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment” and, together with the Merger Agreement, the “Amended Merger Agreement”). The Merger Agreement Amendment, among other things, (i) increases the maximum amount of cash consideration payable to the holders of Class V Common Stock in the Class V transaction from $9 billion to $14 billion, (ii) increases the per share cash consideration payable to the holders of the Class V Common Stock electing to receive cash consideration from $109.00, without interest, to $120.00, without interest, and (iii) increases the ratio at which each share of Class V Common Stock may be exchanged from 1.3665 shares of Class C Common Stock to at least 1.5043 shares of Class C Common Stock.

In connection with the Merger Agreement Amendment, Dell Technologies has updated the Election Form previously sent to you. If you have not already submitted election instructions or wish to change your election, we urge you to complete this updated Election Form. If you have previously submitted election instructions, and you do not wish to change your election, you do not need to do anything further because the increase in the share consideration and the cash consideration pursuant to the Merger Agreement Amendment will automatically apply to your election choices indicated in the previous election form.

Pursuant to the terms of the Amended Merger Agreement, you have the opportunity to elect to receive, as merger consideration for the shares of Class V Common Stock that you own, the following, subject to certain limitations:

1.

SHARE CONSIDERATION — such number of shares of Class C Common Stock as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus, dated November 26, 2018 (the “Supplement to the Proxy Statement/Prospectus”) (which number of shares will be between 1.5043 and 1.8130) per share of Class V Common Stock;

2.	CASH CONSIDERATION — $120.00 in cash, without interest, subject to proration as described Supplement to the Proxy Statement/Prospectus and below, per share of Class V Common Stock; or

3.	MIXED CONSIDERATION — cash consideration with respect to SOME of your shares of Class V Common Stock and share consideration with respect to the REMAINDER of your shares of Class V Common Stock.

You will be deemed to have made an election to receive “SHARE CONSIDERATION” if:

A.	You fail to follow the instructions to this “Election Form” or otherwise fail to make a valid election;

B.

A completed “Election Form,” together with a completed and signed IRS Form W-9 or the appropriate IRS Form W-8, as applicable, is not actually RECEIVED by the exchange agent for the Class V transaction, American Stock Transfer & Trust Company, LLC (the “Exchange Agent” or “AST”), by the Election Deadline; or

C.	You properly and timely revoke a prior election without making a new election.

If no option is chosen on the Election Form, you will be deemed to have made an election to receive “Share Consideration,” and merger consideration will be paid under the terms of Option 1 above. If you make a valid election (and do not subsequently validly revoke such election) prior to the Election Deadline, the Exchange Agent has advised us that your shares of Class V Common Stock subject to such election may not be transferred after the Election Deadline and prior to the earlier of the closing or the termination of the Class V transaction.

The Amended Merger Agreement provides that no more than $14 billion of cash consideration, in the aggregate, will be paid to holders of Class V Common Stock in connection with the Class V transaction. If holders of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash, such elections to receive cash consideration will be subject to proration, and a portion of the consideration such holders requested in cash will instead be received in the form of shares of Class C Common Stock, as described in “Update to Election to Receive Class C Common Stock or Cash Consideration—Proration of Aggregate Cash Consideration” beginning on page S-53 of the Supplement to the Proxy Statement/Prospectus. No guarantee can be made that you will receive the amount of cash consideration that you elect.

Because we are the holder of record for your shares, only we can make an election for your shares in accordance with your instructions. Please instruct us on how to exchange your shares of Class V Common Stock not later than the date that is three business days prior to the Election Deadline. If you do not instruct us as to how to exchange your shares, we will not make an election for you and you will be deemed to have made an election to receive “Share Consideration” under the terms of Option 1 above.

Please note the following:

•

The Election Deadline is 5:30 P.M., Eastern Time, on the eighth trading day following the date on which Dell Technologies issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained. You are encouraged to return your Election Form as promptly as practicable. Unless we have otherwise advised you of an earlier processing deadline, it is imperative that we receive your instructions not later than the date that is three business days prior to the Election Deadline.

•	If you miss our processing deadline specified above, you will be deemed to have made an election to receive “Share Consideration” with respect to your shares of Class V Common Stock.

•

Different tax consequences may be associated with each of the election options. The tax consequences to you of the Class V transaction will depend on the facts of your own situation. Therefore, you should consult your tax advisor for a full understanding of the tax consequences to you of exchanging your shares of Class V Common Stock for shares of Class C Common Stock, cash or a combination of shares of Class C Common Stock and cash. You can also refer to the general description of tax consequences under the caption, “Material U.S. Federal Income Tax Consequences to U.S. Holders of Class V Common Stock” beginning on page 218 of the Proxy Statement/Prospectus.

Please provide your signed instructions below:

ELECTION CHOICES

SHARE CONSIDERATION (at least 1.5043 but not more than 1.8130 shares of Class C Common Stock per share of Class V Common Stock as determined by the application of the exchange ratio described in the Supplement to the Proxy Statement/Prospectus)

☐

Mark this box to elect to receive share consideration with respect to ALL of your shares of Class V Common Stock. Shares of Class C Common Stock will be issued in non-certificated book-entry form via a Direct Registration System® (DRS) stock distribution statement.

CASH CONSIDERATION ($120.00 in cash, without interest, subject to proration as described below, per share of Class V Common Stock)

☐	Mark this box to elect to receive cash consideration with respect to ALL of your shares of Class V Common Stock.

MIXED CONSIDERATION (a combination of share consideration and cash consideration)

☐

Mark this box to elect to receive cash consideration with respect to SOME of your shares of Class V Common Stock and share consideration with respect to the REMAINDER of your shares of Class V Common Stock. Please fill in the number of shares for which you would like to make a cash consideration election. You will be deemed to have made an election to receive share consideration with respect to the remainder of your shares of Class V Common Stock.

                     shares to receive cash consideration

Account Number:

If you do not elect one of these options, the Exchange Agent will treat you as having made an election to receive “Share Consideration.”

The Amended Merger Agreement provides that no more than $14 billion of cash consideration, in the aggregate, will be paid to holders of Class V Common Stock in connection with the Class V transaction. If holders of Class V Common Stock elect in the aggregate to receive more than $14 billion in cash, such elections to receive cash consideration will be subject to proration, and a portion of the consideration such holders requested in cash will instead be received in the form of shares of Class C Common Stock, as described in “Update to Election to Receive Class C Common Stock or Cash Consideration—Proration of Aggregate Cash Consideration” beginning on page S-53 of the Supplement to the Proxy Statement/Prospectus. No guarantee can be made that you will receive the amount of cash consideration that you elect.

Shares of Class C Common Stock will be issued in non-certificated book-entry form via a Direct Registration System® (DRS) stock distribution statement.

Signature of Stockholder	Signature of Stockholder	Phone Number

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE ELECTING STOCKHOLDER. DELIVERY BY OVERNIGHT COURIER IS RECOMMENDED. IF DELIVERED BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR BROKER OR FINANCIAL ADVISOR DIRECTLY.

PROMPT ACTION IS REQUESTED

NOTICE OF GUARANTEED DELIVERY

OF

SHARES OF CLASS V COMMON STOCK

OF DELL TECHNOLOGIES INC.

This form, or a facsimile transmission of this form, must be used in connection with your election if the procedures for book-entry transfer of the shares of Class V common stock, par value $0.01 per share, of Dell Technologies Inc. (the “Class V Common Stock”) into the Exchange Agent’s account at The Depository Trust Company cannot be completed prior to the Election Deadline.

This form may be delivered to the Exchange Agent by mail or facsimile transmission, and must be received by the Exchange Agent on or before 5:30 P.M., Eastern Time, on the eighth trading day following the date on which Dell Technologies Inc. issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained (the “Election Deadline”).

The Exchange Agent is:

American Stock Transfer & Trust Company, LLC

If delivering by mail or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By facsimile transmission: for Eligible Institutions Only: Fax: (718) 234-5001 Phone to confirm receipt: (718) 921-8317

THE ABOVE FAX NUMBER CAN ONLY BE USED FOR DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. ANY TRANSMISSION OF OTHER MATERIALS WILL NOT BE ACCEPTED AND WILL NOT BE CONSIDERED A VALID SUBMISSION FOR THE ELECTION.

Delivery of this form to an address other than as set forth above (or facsimile transmission to a number other than the one listed above) does not constitute a valid delivery.

The undersigned hereby surrenders to the Exchange Agent the number of shares of Class V Common Stock set forth below, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 1, 2018, by and among Dell Technologies Inc. and Teton Merger Sub Inc., a wholly owned subsidiary of Dell Technologies Inc., as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 14, 2018, between Dell Technologies Inc. and Teton Merger Sub Inc., and described in the Proxy Statement/Prospectus, dated October 19, 2018, and the Supplement to the Proxy Statement/Prospectus, dated November 26, 2018, and the related Election Form, receipt of which are hereby acknowledged.

Number of Shares Surrendered:

DTC Account Number:

Name(s) of Record Holder(s):

Address:

Telephone Number: ( )

Social Security Number or Employer Identification Number:

Dated: , 2018

Signature(s)

GUARANTEE

The undersigned, a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees to surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent’s account at The Depository Trust Company within two business days after the Election Deadline of 5:30 P.M. Eastern Time on the eighth trading day following the date on which Dell Technologies Inc. issues a public announcement that the requisite stockholder approvals for the Class V transaction have been obtained.

The Eligible Institution that completes this form must communicate the guarantee to the Depositary within the time period shown herein. Failure to do so could result in financial loss to such Eligible Institution. Participants should notify the Depositary prior to covering through the submission of a physical security directly to the Depositary based on a guaranteed delivery that was submitted via DTC’s PTOP platform.

Name of Firm:
(Authorized Signature)

Address:	Name:

Title:

Telephone Number: ( )	Dated: , 2018

This form is not to be used to guarantee signatures. If a signature on the Election Form requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Election Form. If you have any questions regarding the election materials, please call the information agent for the transaction, Innisfree M&A Incorporated, toll free within the United States and Canada at (877) 717-3936. Persons outside the United States and Canada may call +1 (412) 232-3651 and banks, brokers and other financial institutions may call (212) 750-5833 (collect).